Exhibit 99.1

GCO Education Loan Funding Trust - I
Statements to Noteholders
For the period ending July 31, 2006

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer.  The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge.  In some circumstances, certain expenses have been accrued.

12.04 (a) the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Principal
Class	Reduction
A-1AR Notes	$—
A-2AR Notes	—
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	—
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$—

12.04 (b) the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$41,611
A-2AR Notes	63,141
A-3AR Notes	206,111
B-1AR Notes	57,711
A-1L Notes	—
A-4AR Notes	129,338
A-5AR Notes	248,267
B-2AR Notes	32,867
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	409,111
B-3AR Notes	99,361
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	129,422
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$1,416,940

12.04 (c) the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d) the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,294,590,741

12.04 (e) the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$10,700,000
A-2AR Notes	15,500,000
A-3AR Notes	50,000,000
B-1AR Notes	14,000,000
A-1L Notes	64,837,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	122,050,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	178,972,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,506,659,000

12.04 (f) the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	5.300%
A-2AR Notes	5.250%
A-3AR Notes	5.350%
B-1AR Notes	5.390%
A-1L Notes	5.310%
A-4AR Notes	5.200%
A-5AR Notes	5.330%
B-2AR Notes	5.400%
A-2L Notes	5.240%
A-3L Notes	5.290%
A-6AR Notes	5.260%
B-3AR Notes	5.350%
A-4L Notes	5.240%
A-5L Notes	5.330%
A-6L Notes	5.360%
B-4AR Notes	5.390%
A-7L Notes	5.240%
A-8L Notes	5.340%
A-9L Notes	5.370%
A-10L Notes	5.400%
A-11L Notes	5.440%

12.04 (g) the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	173,616

12.04 (h) the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	—
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	27,844
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i) the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$12,858,038	4,510,911	17,368,949

Of the total amount recovered above, $1,689,940.50 was in-transit as of 06-30-06, and was received in early July.

12.04 (j) the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$19,429,401	—

Acquisition Fund:

12.04 (k) the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$—
Total	$—

12.04 (l) the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$112,356,424

12.04 (m) the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n) the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o) the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	749	$23,846,929
31 - 60 days	1,181	41,314,722
61 - 90 days	503	17,096,417
91 - 120 days	437	15,827,811
Over 120 days	1,127	34,842,798
Claims filed	73	2,403,548
	4,070	$135,332,226

* Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p) the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$78,482,545	$237,836	$78,720,381
Reserve Fund	19,429,401	83,699	19,513,099
Acquisition Fund	153,199,435	931,336	154,130,771
Redemption Fund	40,314	160	40,474
Student Loan Receivable	2,294,590,741	20,131,686	2,314,722,427
Total	$2,545,742,437	$21,384,716	$2,567,127,153

Class	Balance	Accrued Interest	Total
A-1AR Notes	$10,700,000	$31,506	$10,731,506
A-2AR Notes	15,500,000	13,563	15,513,563
A-3AR Notes	50,000,000	81,736	50,081,736
B-1AR Notes	14,000,000	27,249	14,027,249
A-1L Notes	64,837,000	29,905	64,866,905
A-4AR Notes	32,000,000	—	32,000,000
A-5AR Notes	60,000,000	62,183	60,062,183
B-2AR Notes	8,000,000	—	8,000,000
A-2L Notes	122,050,000	53,573	122,103,573
A-3L Notes	235,000,000	2,313,640	237,313,640
A-6AR Notes	100,000,000	73,056	100,073,056
B-3AR Notes	25,000,000	96,597	25,096,597
A-4L Notes	178,972,000	1,745,375	180,717,375
A-5L Notes	171,000,000	1,696,273	172,696,273
A-6L Notes	245,000,000	2,444,011	247,444,011
B-4AR Notes	32,000,000	95,822	32,095,822
A-7L Notes	90,000,000	877,700	90,877,700
A-8L Notes	372,000,000	3,697,060	375,697,060
A-9L Notes	143,000,000	1,429,166	144,429,166
A-10L Notes	234,000,000	2,351,700	236,351,700
A-11L Notes	303,600,000	3,073,781	306,673,781
	$2,506,659,000	$20,193,896	$2,526,852,896

12.04 (q) the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,527	231,874,111	10.11%
Financed Student Loans in deferment	9,254	433,121,982	18.88%